UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

_______________________________

Investment Company Act file number: 811-02021

Deutsche Securities Trust

(Exact name of registrant as specified in charter)

345 Park Avenue
New York, NY 10154

(Address of principal executive offices) (Zip code)

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 250-3220

Date of fiscal year end: 5/31

Date of reporting period: 2/29/2016

ITEM 1.	SCHEDULE OF INVESTMENTS

Investment Portfolio                                                    as of February 29, 2016 (Unaudited)

Deutsche CROCI Sector Opportunities Fund

	Shares	Value ($)
Common Stocks 99.3%
Denmark 3.5%
A P Moller-Maersk AS "B" (Cost $6,848,119)	3,635	4,814,439
Japan 21.1%
Bridgestone Corp.	123,191	4,309,441
Denso Corp.	95,075	3,516,730
Isuzu Motors Ltd.	420,106	4,194,889
Mitsubishi Electric Corp.	437,435	4,414,859
Osaka Gas Co., Ltd.	1,156,870	4,399,044
Tokyo Gas Co., Ltd.	943,885	4,354,772
Toyota Motor Corp.	72,236	3,764,687
(Cost $31,606,620)		28,954,422
Spain 2.9%
Iberdrola SA (Cost $4,110,779)	612,127	3,966,006
Switzerland 7.1%
Garmin Ltd. (a) (b)	129,342	5,239,645
Swatch Group AG (Bearer)	12,838	4,459,766
(Cost $8,201,103)		9,699,411
United Kingdom 10.8%
Michael Kors Holdings Ltd. (c)*	116,879	6,621,195
National Grid PLC	311,499	4,174,690
SSE PLC	206,843	3,976,290
(Cost $12,496,239)		14,772,175
United States 53.9%
Bed Bath & Beyond, Inc.*	96,099	4,607,947
Consolidated Edison, Inc. (a)	60,959	4,267,739
Cummins, Inc.	49,774	4,856,449
DTE Energy Co.	51,165	4,304,000
Eaton Corp. PLC	86,820	4,923,562
Emerson Electric Co.	96,745	4,724,058
Exelon Corp.	150,852	4,750,329
Fluor Corp. (a)	100,424	4,623,521
Genuine Parts Co.	52,999	4,777,860
Illinois Tool Works, Inc.	51,291	4,834,177
NextEra Energy, Inc.	39,041	4,404,606
PACCAR, Inc.	92,540	4,765,810
Parker-Hannifin Corp.	47,453	4,802,244
Rockwell Automation, Inc.	45,533	4,739,530
Sempra Energy	45,113	4,353,856
Twenty-First Century Fox, Inc. "A"	158,052	4,270,565
(Cost $71,971,430)		74,006,253
Total Common Stocks (Cost $135,234,290)		136,212,706
Securities Lending Collateral 7.4%
Daily Assets Fund “Capital Shares”, 0.42% (d) (e) (Cost $10,153,378)	10,153,378	10,153,378
Cash Equivalents 0.5%
Central Cash Management Fund, 0.33% (d) (Cost $632,551)	632,551	632,551
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $146,020,219) †	107.2	146,998,635
Other Assets and Liabilities, Net	(7.2)	(9,876,845)
Net Assets	100.0	137,121,790

For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.

*	Non-income producing security.
†	The cost for federal income tax purposes was $146,944,740. At February 29, 2016, net unrealized appreciation for all securities based on tax cost was $53,895. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $9,288,206 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $9,234,311.
(a)	All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at February 29, 2016 amounted to $9,918,010, which is 7.2% of net assets.
(b)	Listed on the NASDAQ Stock Market, Inc.
(c)	Listed on the New York Stock Exchange.
(d)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(e)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

At February 29, 2016 the Deutsche CROCI Sector Opportunities Fund had the following sector diversification:

Sector Diversification	Market Value ($)	As a % of Common Stocks
Industrials	47,498,649	34.9%
Consumer Discretionary	45,762,725	33.6%
Utilities	42,951,332	31.5%
Total	136,212,706	100.0%

Sector diversification is subject to change.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of February 29, 2016 in valuing the Fund's investments.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Denmark	$—	$4,814,439	$—	$4,814,439
Japan	—	28,954,422	—	28,954,422
Spain	—	3,966,006	—	3,966,006
Switzerland	5,239,645	4,459,766	—	9,699,411
United Kingdom	6,621,195	8,150,980	—	14,772,175
United States	74,006,253	—	—	74,006,253
Short-Term Investments (f)	10,785,929	—	—	10,785,929
Total	$96,653,022	$50,345,613	$—	$146,998,635

There have been no transfers between fair value measurement levels during the period ended February 29, 2016.

(f)	See Investment Portfolio for additional detailed categorizations.

ITEM 2.	CONTROLS AND PROCEDURES

(a) The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 3.	EXHIBITS

Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche CROCI® Sector Opportunities Fund, a series of Deutsche Securities Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	April 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	April 22, 2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	April 22, 2016